     As filed with the Securities and Exchange Commission on July 8, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

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                              LIQUID AUDIO, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                              7373                           77-0421089
 (State or other jurisdiction          (Primary Standard Industrial          (I.R.S. Employer
of incorporation or organization)       Classification Code Number)       Identification Number)

                              810 Winslow Street
                            Redwood City, CA 94063
                                (650) 549-2000
  (Address, including zip code, and telephone number, including area code, of the Registrant's principal executive offices)

                               GERALD W. KEARBY
                            CHIEF EXECUTIVE OFFICER
                              LIQUID AUDIO, INC.
                              810 WINSLOW STREET
                            REDWOOD CITY, CA 94063
                                (650) 549-2000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

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                                  COPIES TO:

             HANK V. BARRY, ESQ.                        LAIRD H. SIMONS, III, ESQ.
            ISSAC J. VAUGHN, ESQ.                        ROBERT A. FREEDMAN, ESQ.
          KELLY AMES MOREHEAD, ESQ.                      SCOTT J. LEICHTNER, ESQ.
      Wilson Sonsini Goodrich & Rosati                      Fenwick & West LLP
             650 Page Mill Road                            Two Palo Alto Square
         Palo Alto, California 94304                    Palo Alto, California 94306
               (650) 493-9300                                 (650) 494-0600

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   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

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   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-77707

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                     CALCULATION OF REGISTRATION FEE CHART

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                                              Proposed Maximum
  Title of Each Class of Securities to be    Aggregate Offering Amount of Registration
                Registered                         Price                Fee(1)
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Common Stock, $0.001 par value per share..      $12,000,000             $3,336
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(1) The Company previously registered an aggregate of $60,000,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-77707), for which a filing fee of $16,680 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

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               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-77707 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 8th day of July, 1999.

                                          LIQUID AUDIO, INC.

                                                  /s/ Gerald W. Kearby
                                          By: _________________________________
                                                      Gerald W. Kearby
                                                  Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

      /s/ Gerald W. Kearby           President, Chief Executive     July 8, 1999
____________________________________  Officer and Director
          Gerald W. Kearby            (Principal Executive
                                      Officer)

      /s/ Gary J. Iwatani            Chief Financial Officer        July 8, 1999
____________________________________  (Principal Financial and
          Gary J. Iwatani             Accounting Officer)

        Philip R. Wiser*             Vice President of              July 8, 1999
____________________________________  Engineering, Chief
          Philip R. Wiser             Technical Officer and
                                      Director

          Ann Winblad*               Director                       July 8, 1999
____________________________________
            Ann Winblad

         Silvia Kessel*              Director                       July 8, 1999
____________________________________
           Silvia Kessel

       Sanford R. Climan*            Director                       July 8, 1999
____________________________________
         Sanford R. Climan

          Eric Robison*              Director                       July 8, 1999
____________________________________
            Eric Robison

  /s/ Gary J. Iwatani(1)
*By: __________________________
        Gary J. Iwatani
       Attorney-in-Fact

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(1) The Power of Attorney granted by each director was filed as an exhibit to the Prior Registration Statement.

                               INDEX TO EXHIBITS

 EXHIBIT NO.                             EXHIBIT
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  1.1*       Form of Underwriting Agreement.
  5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
 23.1        Consent of Independent Auditors.
             Consent of Wilson Sonsini Goodrich & Rosati, P.C. Reference is
 23.2        made to Exhibit 5.1
 24.1*       Power of Attorney

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*  Incorporated by reference from the Prior Registration Statement.